MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2000-1
July 1, 2002 through July 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A. Initial Receivables					$1,691,514,913.43
B. Level Pay Pool Balance of the Initial Receivables	$1,547,664,535.91
C. Last Scheduled Payment Pool Balance of the
   Initial Receivables					$143,850,377.52
D. Notes
       1. Class A-1
             a. Initial Balance				$165,000,000.00
             b. Note Interest Rate			6.72625%
             c. Noteholders' Final Scheduled
		Payment Date				5/15/01
       2. Class A-2
             a. Initial Balance				$500,000,000.00
             b. Note Interest Rate			6.9500%
             c. Noteholders' Final Scheduled
		Payment Date				2/15/03
       3. Class A-3
             a. Initial Balance				$490,000,000.00
             b. Note Interest Rate			7.0000%
             c. Noteholders' Final Scheduled
		Payment Date				6/15/04
       4. Class A-4
             a. Initial Balance				$384,000,000.00
             b. Note Interest Rate			7.0800%
             c. Noteholders' Final Scheduled
		Payment Date				2/15/05
       5. Class B
             a. Initial Balance				$117,000,000.00
             b. Note Interest Rate			7.55000%
             c. Noteholders' Final Scheduled
		Payment Date				7/15/05
E. Certificates Initial Balance				$144,000,015.15
F. Servicing Fee Rate 					1.0%
      Servicing Fee Rate for Deferred Receivables
      during Deferral Period				0.25%
G. Weighted Average Coupon (WAC) of the
   Initial Receivables					6.980%
H. Weighted Average Original Term to Maturity
   (WAOM) of the Initial Receivables			57.85 months
I. Weighted Average Remaining Term to Maturity
   (WAM) of the Initial Receivables			56.47 months
J. Number of Initial Receivables	 		76,387
K. Reserve Account
      1. Initial Reserve Account Deposit
	 Percentage of Initial Pool			1.00%
      2. Reserve Account Deposit on the Closing Date	$15,798,181.38
      3. Specified Reserve Balance Percentage		2.25%
L. Yield Supplement Account Deposit on the
   Closing Date						$19,429,064.99
M. Yield Supplement Over Collateralization
   Balance on Closing Date				$111,696,775.02
N. Adjusted Principal Balance of Initial Receivables	$1,800,000,015.15
O. Pre-Funding	$0.00
      1. Initial Pre-Funded Amount (Net of Reserve)	$222,347,151.43
      2. Initial Closing Date	8/16/00
      3. End of Pre-Funding Period			9/21/00
      4. Fixed Percentage for Calculating
  	 Maximum Negative Carry Amount			2.50%
      5. Initial Weighted Average Rate			6.454%
      6. Negative Carry Account Initial Deposit		$725,499.28

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A. Total Pool Balance					$947,680,125.21
B. Level Payment Pool Balance				$824,643,556.47
C. Last Scheduled Payment Pool Balance			$123,036,568.74
D. Notes
1. Class A-1
      a. Prior Month Note Balance			$0.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
2. Class A-2
      a. Prior Month Note Balance			$0.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
3. Class A-3
      a. Prior Month Note Balance			$257,420,785.66
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
4. Class A-4
      a. Prior Month Note Balance			$384,000,000.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
5. Class B
      a. Prior Month Note Balance			$117,000,000.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
E. Certificate Balance					$144,000,015.15
F. Reserve Account Balance				$40,122,181.47
G. Yield Supplement Account Balance			$0.00
H. Payahead Account Balance				$49,254.52
I. Yield Supplement Over Collatralization Balance 	$45,259,324.40
J. Pre-Funding Account Balance				$0.00
K. Negative Carry Account Balance			$0.00
L. Deferred Receivables	$0.00
M. Cumulative Losses for All Prior Periods		$53,772,330.70
N. Weighted Average Coupon (WAC)			6.597%
O. Weighted Average Remaining Term to Maturity  (WAM) 	35.61
P. Number of Contracts	 				62,193
Q. Total Subsequent Receivables Sold as of
   Related Cutoff Dates					0
      1. Level Pay Balance				0.00
      2. Last Scheduled Payment Balance			0.00
      3. Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A. Precomputed Contracts Level Payment Principal
      1. Scheduled Principal Reduction			260,779.52
      2. Prepayments in Full				70,738.24
      3. Repurchased Receivables Principal 		0.00
      4. Repurchased Receivables Interest		0.00
B. Total Collections for Precomputed Contracts 		390,685.16
C. Precomputed Contracts - Principal on Last
   Scheduled Payments
      1. Collected Principal				0.00
      2. Repurchased Receivables Principal 		0.00
      3. Repurchased Receivables Interest		0.00
      4. Last Scheduled Payment Principal Paid in
	 Full Prior to Month of Maturity		0.00
      5. Last Scheduled Payment Principal Due on
	 Loans Matured This Month			0.00
D. Simple Interest Contracts - Level Payment
      1. Principal Reduction				36,563,696.60
      2. Collected Principal				36,496,036.38
      3. Collected Interest				5,417,156.78
      4. Repurchased Receivables Principal 		0.00
      5. Repurchased Receivables Interest		0.00
E. Simple Interest Contracts - Principal on
   Last Scheduled Payments
      1. Collected Principal				1,181,179.89
      2. Repurchased Receivables Principal 		0.00
      3. Repurchased Receivables Interest		0.00
      4. Last Scheduled Payment Principal
	 Collected Prior to Month of Maturity		1,117,418.50
      5. Last Scheduled Payment Principal Due on
	 Loans Matured This Month			27,717.25
F. Yield Supplement Information
      1. Yield Supplement Amount 			0.00
      2. Specified Yield Supplement Account Balance	0.00
      3. Deposit to Yield Supplement Acct for
	 Subsequent Rec. Sold This  Period		0.00
G. Yield Supplement Over Collateralization		42,190,426.21
H. Advances
      1. Actuarial Advances
            a. Beginning Actuarial Advances		149,281.91
            b. Pmts Due Prior to Cutoff Date on
	       Subsequent Rec. Sold This Period		0.00
            c. Current Month Actuarial Advances 	41,563.60
            d. Reimbursement of Actuarial Advances 	49,302.77
            e. Ending Actuarial Advances		141,542.74
      2. Precomputed Loans - Last Scheduled
	 Payment Advances
            a. Beginning Last Scheduled Payment
		Advances				5,012.77
            b. Current Month Last Scheduled
		Payment Advances			0.00
            c. Reimbursement of Last Scheduled
		Payment Advances 			0.00
            d. Ending Last Scheduled
		Payment Advances			5,012.77
      3. Simple Interest Loans - Last Scheduled
	Payment Advances
            a. Beginning Last Scheduled
		Payment Advances			173,201.41
            b. Current Month Last Scheduled
		Payment Advance				27,717.25
            c. Reimbursement of Last Scheduled
		Payment Advances			63,761.39
            d. Ending Last Scheduled Payment
		Advances				137,157.27
      4. Net Servicer Advances 				(43,783.31)
I. Payahead Account Activity
      1. Net Increase/(Decrease) in Payahead
	Account Balance					8,380.43
      2. Payahead Balance of Loans Defaulted
	this Period					0.00
      3. Deposit to Payahead Account for
	Subsequent Receivables Sold This  Period	0.00
      4. Ending Payahead Balance 			57,634.95
J.  Rule of 78s Payment					0.00
K. Weighted Average Coupon of Remaining
   Portfolio (WAC)					6.605%
L. Weighted Average Remaining Maturity (WAM)		34.55
M. Remaining Number of Receivables			60,880
N. Delinquent Contracts	Contracts	Amount
      1.   30-59 Days
	Delinquent	1,555 	2.55%	$26,265,304.31 	2.90%
      2.   60-89 Days
	Delinquent	300 	0.49%	$5,112,854.56 	0.56%
      3.   90 Days or more
	Delinquent	298 	0.49%	$5,154,517.78 	0.57%
O. Net Loss and Defaulted
   Receivables Information
      1. Vehicles Repossessed
	During Month 	147 				$1,936,699.40
      2. Loans Defaulted During
	the Month	189
      3. Level Payment Principal Balance of
	Defaulted Receivables				2,639,483.10
      4. Last Scheduled Payment Principal Balance of
	Defaulted Receivables				587,354.34
      5. Level Payment Liquidation Proceeds		785,532.78
      6. Last Scheduled Payment Liquidation Proceeds	52,674.08
      7. Recoveries of Level Pmt & Last Sched. Pmt on
	Previously Defaulted Rec.			927,221.22
P. Pool Balances
      1. Total Pool Balance				906,412,937.66
      2. Level Pay Pool Balance				785,108,859.01
      3. Last Scheduled Payment Pool Balance		121,304,078.65
      4. Deferred Receivables				0.00
Q. Principal Bal. of Subsequent Rec. Sold This
   Period as of Transfer Date
      1. Level Pay Balance				0.00
      2. Last Scheduled Payment Balance			0.00
      3. Total Principal Balance			0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A. Reserve Account Investment Income			47,863.17
B. Collection Account Investment Income			45,255.48
C. Payahead Account Investment Income			60.11
D. Yield Supplement Account Investment Income		0.00
E. Pre-Funding Account Investment Income		0.00
F. Negative Carry Account Investment Income		0.00

V. PRE-FUNDING ACTIVITY
A. Subsequent Receivables Sold This Period
      1. Principal Balance of Subsequent
	Receivables Sold This  Period			0.00
      2. Subsequent Cutoff Date for Subsequent
	Receivables Sold This  Period			n/a
      3. Subsequent Transfer Date for Subsequent
	Receivables Sold This  Period			n/a
      4. Deposit to Reserve Account for Subsequent
	Receivables Sold This  Period			0.00
      5. Deposit to Yield Supplement Acct. for
	Subsequent Rec. Sold This  Period		0.00
      6. Deposit to Payahead Acct. for Subsequent
	Receivables Sold This  Period			0.00
      7. Amount Paid to Seller for Subsequent
	Receivables Sold This Period			0.00
B. End of Pre-Funding Period 				9/21/00
C. Pre-Funded Amount
      1. Beginning Pre-Funding Amount			0.00
      2. Principal Balance of Subsequent
	Receivables Sold This  Period			0.00
      3. Deposit to Reserve Account for Subsequent
	Receivables Sold This  Period			0.00
      4. Deposit to Yield Supplement Account for
	Subsequent Rec. Sold This  Period		0.00
      5. Remaining Pre-Funded Amt Payable to
	Noteholders This Due to End of
	Pre-Funding Period				0.00
      6. Remaining Pre-Funded Amt Payable
	to Noteholders This Period Due to
	Balance Less Than $100,000			0.00
      7. Remaining Pre-Funded Amount Payable to
	Seller (MART) This Period Due to End
	of Pre-Funding Period				0.00
      8.  Amount deposited to Pre-Funding and
	Reinvestment Account				0.00
      9.  Remaining Pre-Funded Amount			0.00
D. Negative Carry Account
      1. Calculation of Negative Carry Amount
	for the Current Period
            a. Accrued Note Interest for
		this Period				4,503,346.25
            b. Pre-Funded Percentage			0.00%
            c. Net Investment Earnings on the
		Pre-Funded Amount			0.00
            d. Negative Carry Amount for the
		Current Period				0.00
      2. Maximum Negative Carry Amount
            a. Weighted Average Rate based on
		Ending Note Balances			7.1320%
            b. Note Percentage based on Ending
		Note Balances				83.338%
            c. Remaining Pre-Funded Amount		0.00
            d. Actual Number of Days From Pmt
		Date to End of Pre-Funding Period	0
            e. Maximum Negative Carry Amount		0.00
            f. Required Negative Carry Account
		Balance					0.00
      3. Amount deposited to Negative Carry Account	0.00
E. Total Subsequent Receivables Sold as of
   Related Cutoff Dates
      1. Level Pay Balance				0.00
      2. Last Scheduled Payment Balance			0.00
      3. Total						0.00
F. Total Initial and Subsequent Receivables Sold
   as of Related Cutoff Dates
      1. Level Pay					1,547,664,535.91
      2. Last Scheduled					143,850,377.52
      3. Total						1,691,514,913.43
G. Specified Reserve Balance				40,408,546.71

VI.  COLLECTIONS
A. 'Level Payments Received (Excluding Repurchases)
      1. Total Collections for Precomputed
	Contracts (Level Pmt Only) 			390,685.16
      2. Collected Principal on Simple
	Interest Contracts (Level Pmt Only)		36,496,036.38
      3. Collected Interest on Simple Interest
	Contracts (Level Pmt Only) 			5,417,156.78
     Total Level Payments Received			42,303,878.32

B. Last Scheduled Payment Principal Collections
   (Excl. Repurchases)					1,181,179.89
C. Remaining Pre-Funded Amount Due to Noteholders	0.00
D. Net Change in Payahead Account Balance 		(8,380.43)
E. Net Liquidation Proceeds and Recoveries Received 	1,765,428.08
F. Principal and Interest on Purchased or
   Repurchased Contracts 				0.00
G. Exclusion of Rule of 78's Payments 			0.00
H. Net Servicer Advances/(Reimbursements) 		(43,783.31)
I. Yield Supplement Amount 				0.00
J. Net Investment Earning on the Pre-Funding Account	0.00
K. Negative Carry Amount 				0.00
L. Paid to Seller (MART) for Purchase of
   Additional (Reinvested) Receivables			0.00
M. Available Funds					$45,198,322.55

VII.  DISTRIBUTIONS
A. Principal Distribution Amount
      2. Total Scheduled Principal			38,198,289.36
      3. Principal Carrryover Shortfall			0.00
      4. Remaining Pre-Funded Amount Due To
	Noteholders					0.00
      5. Total Principal Distribution Amount		38,198,289.36
B. Total Required Payment
      1. Total Servicing Fee  				1,789,733.44
      2. Accrued Note Interest  Due
            a. Class A-1				0.00
            b. Class A-2				0.00
            c. Class A-3 				1,501,621.25
            d. Class A-4				2,265,600.00
            e. Class B 					736,125.00
            f. Total Accrued Note Interest		4,503,346.25
      3. Principal Distribution Amount Due
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3				38,198,289.36
            d. Class A-4				0.00
            e. Class B 					0.00
            f. Total Principal Distribution Amount	38,198,289.36
      4. Total Required Payment 			44,491,369.05
      5. Available Funds				45,198,322.55
      6.  Reserve Account TRP Draw Amount		0.00
      7. Total Available Funds				$44,491,369.05
C. Current Period Payments
      1. Servicing Fee paid	 			1,789,733.44
      2. Interest Paid
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				1,501,621.25
            d. Class A-4				2,265,600.00
            e. Class B					736,125.00
            f. Total Interest Paid			4,503,346.25
      3. Remaining Available Funds			38,198,289.36
      4. Principal Payments
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				38,198,289.36
            d. Class A-4				0.00
            e. Class B					0.00
            f. Total Principal Payments			38,198,289.36
D. Current Period Shortfalls
      1. Interest Carryover Shortfall
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				0.00
            d. Class A-4				0.00
            e. Class B					0.00
            f. Total Interest Carryover Shortfall	0.00
      2. Principal Carryover Shortfall
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				0.00
            d. Class A-4				0.00
            e. Class B					0.00
            f. Total Principal Carryover Shortfall	0.00
      3. Servicing Fee Carryover Shortfall		0.00
E. Reserve Account
      1.  Beginning Reserve Account Balance		40,122,181.47
      2.  Plus:  Deposit to Reserve Acct. for
	Subsequent Rec. Sold This Period		0.00
      3.  Plus: Reserve Account Investment Income	47,863.17
      4.  Less: Reserve Account Advance Draw Amount	0.00
      5.  Less: Reserve Account TRP Draw Amount		0.00
      6.  Reserve Account Balance before
	Deposit to Reserve Account			40,170,044.64
      7.  Specified Reserve Account Balance		40,408,546.71
      8.  Amt. Necessary to Reinstate Reserve
	Acct. to Specified Reserve Balance 		238,502.06
      9.  Funds Available for Deposit to
	Reserve Account					706,953.50
     10. Amount Deposited to Reserve Account		238,502.06
     11. Reserve Account Investment Income
	Released to Seller				0.00
     12. Ending Reserve Account Balance			40,408,546.71
F. Excess Funds Deposited to Certificate
   Distribution Account					468,451.44
G. Total Distributions					$45,198,322.55

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A. Balances and Principal Factors	of Period	of Period
      1. Total Pool Balance		$947,680,125.21	$906,412,937.66
      2. Total Pool Factor		0.4951664	0.4736041
      3. Level Payment Pool Balance	824,643,556.47 	785,108,859.01
      4. Level Payment Pool Factor	0.4658972	0.4435614
      5. Last Scheduled Payment Pool
	Balance				123,036,568.74 	121,304,078.65
      6. Note Balance
            a. Class A-1 		0.00 		0.00
            b. Class A-2 		0.00 		0.00
            c. Class A-3 		257,420,785.66 	219,222,496.30
            d. Class A-4		384,000,000.00 	384,000,000.00
            e. Class B			117,000,000.00 	117,000,000.00
            f. Total			758,420,785.66 	720,222,496.30
      7. Pool Factor
            a. Class A-1 		0.0000000	0.0000000
            b. Class A-2 		0.0000000	0.0000000
            c. Class A-3 		0.5253485	0.4473928
            d. Class A-4		1.0000000	1.0000000
            e. Class B			1.0000000	1.0000000
      8. Certificate Balance		144,000,015.15 	144,000,015.15
      9. Certificate Pool Factor	1.0000000	1.0000000
    10. Adjusted Principal Balance	902,420,800.81 	864,222,511.45
    11. Yield Supplement Over
	Collatralization		45,259,324.40 	42,190,426.21

B. Portfolio Information
      1. Weighted Average Coupon of
	Portfolio (WAC)			6.597% 		6.605%
      2. Weighted Average Remaining
	Term to Maturity of
	Portfolio (WAM) 		35.61 		34.55
      3. Remaining Number of
	Receivables			62,193 		60,880

IX.  NET LOSS AND DELINQUENCY
     ACTIVITY
A. Realized Losses for Collection Period		2,388,630.58
B. Realized Losses for Collection Period
   Less Recoveries					1,461,409.36
C. Cumulative Losses for all Periods  			55,233,740.06
D. Delinquent and Repossessed Contracts
		Contracts	Amount
1.   30-59 Days
   Delinquent	1555 	2.55%	$26,265,304.31 	2.90%
2.   60-89 Days
   Delinquent	300 	0.49%	$5,112,854.56 	0.56%
3.   90 Days or more
   Delinquent	298 	0.49%	$5,154,517.78 	0.57%
4.   Vehicles Repossessed
   During Collection
   Period	147 	0.24%	$1,936,699.40

X.  AVERAGE LOSS AND DELINQUENCY RATIOS

A. Annualized Ratio of Realized Losses
   to Pool Bal. for Each Collection Period
      1.    Second Preceding Collection Period		3.22%
      2.    Preceding Collection Period			4.24%
      3.    Current Collection Period 			3.02%
      4.    Three Month Average 			3.50%

B. Annualized Net Loss 					1.85%

C. Ratio of Balance of Contracts Delinquent
   60 Days or More to the Pool Balance as of
   the End of the Collection Period
     1.    Second Preceding Collection Period		1.07%
     2.    Preceding Collection Period			1.05%
     3.    Current Collection Period 			1.08%
4. Three Month Average 					1.07%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A. Transfers Into Collection Account
      1. Transfer of Daily Collections			45,250,486.29
      2. Yield Supplement Amount from MMCA		0.00
      3. Net Servicer Advances (if positive) 		0.00
      4. Reserve Account Draw for Total
	Required Payment 				0.00
      5. Deposit from Payahead Account  		0.00
      6. Collection Account Investment Income  		45,255.48
      7. Transfer of Negative Carry Amount from
	Negative Carry Account				0.00
      8. Transfer of Net Earnings on
	Pre-Funding Account				0.00
     9.  Transfer of PreFunding Account Balance
	due to End of Pre-Funding Period		0.00
    10. Total Transfers Into Collection Account		$45,295,741.77
B. Transfers from Collection Account
      1. To Servicer
            a. Total Servicing Fee			1,789,733.44
            b. Rule of 78's Payment			0.00
            c. Net Reimbursement of Servicer
		Advance or Payments Due Prior
		to Cutoff Date				43,783.31
            d. Less:  Total Principal and
		Interest on Repurchases			0.00
            e. Total To Servicer (Net of
		Total Repurchases)			1,833,516.75

      2.  Paid  to Seller for Purchase of
	Additional Receivables				0.00
      3. Total Required Payment Distributed
	(Net of Total Servicing Fee)			42,701,635.61
      4. Deposit to Payahead Account 			8,380.43
      5. Deposit to Reserve Account 			238,502.06
      6. Deposit To Certificate Distribution Account
            a. Excess Funds				468,451.44
            b. Collection Account Investment Income	45,255.48
            c. Total to Certificate
		Distribution Account			513,706.92
      7. Total Transfers from Collection Account	$45,295,741.77

XII.  RECONCILIATION OF RESERVE ACCOUNT
A. Beginning Balance of Reserve Account			40,122,181.47
B. Transfers Into Reserve Account
      1. Reserve Account Deposit from Available Funds 	238,502.06
      2. Reserve Account Investment Income		47,863.17
      3. Transfer from Pre-Funding Account for
	Subsequent Receivables				0.00
      4. Total Transfers Into Reserve Account		286,365.23
C. Total Transfers In and Beginning Balance		$40,408,546.71
D. Distributions From Reserve Account
      1. Transfer to Servicer for Reserve
	Account Advance Draw Amount			0.00
      2. Transfer to Collection Account for
	Reserve Account TRP Draw Amount  		0.00
      3. Reserve Account Investment Income to
	Seller (MART)  					0.00
      4. Total Transfers From Reserve Account		0.00
E. Ending Balance					40,408,546.71
F. Total Distributions and Ending Balance		$40,408,546.71

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A. Beginning Balance of Payahead Account		49,254.52
B. Transfers Into Payahead Account
      1. Net Payahead Transfer from
	Collection Account				8,380.43
      2. Payahead Account Investment Income		60.11
      3. Transfer from Pre-Funding Account for
	Subsequent Receivables				0.00
      4. Total Transfers Into Payahead Account		8,440.54
C. Total Transfers In and Beginning Balance		$57,695.06
D. Distributions From Payahead Account
      1. Net Payahead Transfer to Collection Account	0.00
      2. Transfer Investment Income to Servicer		60.11
      3. Total Transfers From Payahead Account		60.11
E. Payahead Account Ending Balance			57,634.95
F. Total Distributions and Ending Balance		$57,695.06

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A. Beginning Balance of Yield Supplement Account 	0.00
B. Transfers IntoYield Supplement Account
      1. Yield Supplement Account
	Investment Income   				0.00
      3. Transfer from Pre-Funding Account
	for Subsequent Receivables			0.00
      4. Total Transfers Into Yield Supplement
	Account						0.00
C. Total Transfers and Beginning Balance  		$0.00
D. Distributions From Yield Supplement Account
      1. Yield Supplement Amount to
	Collection Account				0.00
      2. Transfer Investment Income to
	Seller (MART)  					0.00
      3. Transfer Reduction in Specified
	Yield Suppl. Acct. Bal. to Seller (MART)	0.00
      4. Total Transfers From Yield
	Supplement Account				0.00
E. Specified Yield Supplement Account Ending
   Balance 						0.00
F. Total Distributions and Ending Balance		$0.00

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A. Transfers Into Note Payment Account
      1. Total Required Payment Distributed
	(less Total Servicing Fee) from
	Collection Account				42,701,635.61
      2. Total Transfers Into Note Payment Account	$42,701,635.61
B. Distributions from Note Payment Account
      1. Payments to Noteholders
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				39,699,910.61
            d. Class A-4				2,265,600.00
            e. Class B					736,125.00
            f. Total Payments to Noteholders		42,701,635.61
      2. Ending Balance of Note Payment Account		0.00
C. Total Distributions and Ending Balance		$42,701,635.61

XVI.  RECONCILIATION OF CERTIFICATE
	DISTRIBUTION ACCOUNT
A. Transfers Into Certificate Distribution
	Account
      1. Excess Funds Deposited from
	Collection Account				468,451.44
      2. Collection Account Investment Income		45,255.48
      3. Total Transfers into Certificate
	Distribution Account				$513,706.92
B. Distributions from Certificate Distribution Account
      1. Payments to Certificateholders			513,706.92
      2. Ending Balance					0.00
C. Total Distributions and Ending Balance		$513,706.92

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A. Beginning Balance of Pre-Funding Account		0.00
B. Pre-Funding Account Investment Income		0.00
C. Total Transfers In and Beginning Balance		$0.00
D. Distributions from Pre-Funding Account
      1. Transfer Investment Income to
	Collection Account				0.00
      2. Transfer to Reserve Account for Sale
	of Subsequent Receivables			0.00
      3. Transfer to Yield Supplement Account
	for Sale of Subsequent Receivables		0.00
      4. Transfer to Payahead Account for
	Subsequent Receivables Sold This  Period	0.00
      5. Transfer to Seller for Sale of
	Subsequent Receivables				0.00
      6. Transfer to Seller (MART) Remaining
	Pre-Funded Amount				0.00
      7. Transfer to Collection Account of
	Remaining Balance Due Noteholders		0.00
      8. Total Transfers From Pre-Funding Account	0.00
E. Pre-Funding Account Ending Balance			0.00
F. Total Distributions and Ending Balance		$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A. Beginning Balance of Negative Carry Account		0.00
B. Negative Carry Account Investment Income		0.00
C. Total Transfers In and Beginning Balance		$0.00
D. Distributions from Negative Carry Account
      1. Transfer of Negative Carry Amount to
	Collection Account				0.00
      2. Release Investment Income from Negative
	Carry Account to Seller (MART)			0.00
      3. Release Excess Funds from Negative
	Carry Account to Seller (MART)			0.00
      4. Total Transfers From Negative Carry Account	0.00
E. Negative Carry Account Ending Balance		0.00
F. Total Distributions and Ending Balance		$0.00

XIX.  DISTRIBUTION SUMMARY
A. Distributions From Collection Account
      1. To Note Payment Account			42,701,635.61
      2. To Servicer (MMCA)				1,833,516.75
      3. To Payahead Account				8,380.43
      4. To Reserve Account				238,502.06
      5. To Certificate Distribution Account		513,706.92
      6. Total Distributions From
	Collection Account				$45,295,741.77

B. Distributions From Reserve Account
      1. To Collection Account				0.00
      2. To Seller (MART)				0.00
      3. To Servicer (MMCA)				0.00
      4. Total Distributions From Reserve Account	0.00

C. Distributions From Payahead Account
      1. To Collection Account				0.00
      2. Investment Income to Servicer (MMCA)		60.11
      3. Total Distributions From Payahead Account	60.11

D. Distributions From Yield Supplement Account
      1. To Collection Account				0.00
      2. Investment Income to Seller (MART)		0.00
      3. Reduction in Specified Yield Suppl.
	Acct. Balance to Seller (MART)			0.00
      4. Total Distributions From Yield
	Supplement Account				0.00

E. Distributions From Pre-Funding Account
      1. To Reserve Account				0.00
      2. To Yield Suplement Account			0.00
      3. To Collection Account				0.00
      4. To Payahead Account				0.00
      5. To Seller for Sale of Subsequent Receivables	0.00
      6. Total Distributions from Negative
	Carry Account					0.00

F. Distributions From Negative Carry Account
      1. To Collection Account				0.00
      2. To Seller (MART)				0.00
      3. Total Distributions from Negative
	Carry Account					0.00

G. Total Distributions From All Accounts		$45,295,801.88
H. Total Distributions From All Accounts to:
      1. Note Payment Account				42,701,635.61
      2. Servicer (MMCA)				1,833,576.86
      3. Seller (MART)					0.00
      4. Collection Account				0.00
      5. Certificate Distribution Account		513,706.92
      6. Reserve Account				238,502.06
      7. Payahead Account				8,380.43
      8. Yield Supplement Account			0.00
      9. Total Distributions From All Accounts		$45,295,801.88